                                                                      EXHIBIT 24


                             MYERS INDUSTRIES, INC.
                            LIMITED POWER OF ATTORNEY
                       REGISTRATION STATEMENTS ON FORM S-8


         The undersigned directors and officers of Myers Industries, Inc. (the "Company") hereby constitute and appoint Gregory J. Stodnick, and/or Kevin C. O'Neil, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1933 a Registration Statement on Form S-8 to register certain shares of the Company's Common Stock, and any and all amendments and exhibits to the foregoing Registration Statement and any and all applications or other documents to be filed with the Securities and Exchange Commission, the American Stock Exchange and any state securities agencies pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Effective the 25th day of September, 2001, unless otherwise indicated below.


Name                                                 Title
----                                                 -----
/s/ Gregory J. Stodnick                   Vice President -- Finance and                 September 25, 2001
------------------------------------      Chief Financial Officer
Gregory J. Stodnick                       (Principal Financial and
                                          Accounting Officer)

/s/ Stephen E. Myers                      President, Chief Executive                    September 25, 2001
------------------------------------      Officer and Director
Stephen E. Myers                          (Principal  Executive Officer)

/s/ Keith A. Brown                        Director                                      September 25, 2001
------------------------------------
Keith A. Brown

/s/ Karl S. Hay                           Director                                      September 25, 2001
------------------------------------
Karl S. Hay

/s/ Richard P. Johnston                   Director                                      September 25, 2001
------------------------------------
Richard P. Johnston

/s/ Michael W. Kane                       Director                                      September 25, 2001
------------------------------------
Michael W. Kane

/s/ Edward W. Kissel                      Director                                      September 25, 2001
------------------------------------
Edward W. Kissel



/s/ Richard L. Osborne                    Director                                      September 25, 2001
------------------------------------
Richard L. Osborne

/s/ Jon H. Outcalt                        Director                                      September 25, 2001
 -----------------------------------
Jon H. Outcalt

/s/ Samuel Salem                          Director                                      September 25, 2001
------------------------------------
Samuel Salem

/s/ Edwin P. Schrank                      Director                                      September 25, 2001
------------------------------------
Edwin P. Schrank

/s/ Milton I. Wiskind                     Senior Vice President, Secretary              September 25, 2001
------------------------------------      and Director
Milton I. Wiskind